UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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Plumas Bancorp

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Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Plumas Bancorp, which will be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 20, 2009 at 10:30 a.m. At this annual meeting, shareholders will be asked to elect nine directors for the next year.
Plumas Bancorp is requesting your proxy to vote in favor of all of the nominees for election as directors. The Board of Directors of Plumas Bancorp recommends that you vote “FOR” the election of each of the nominees.
The proxy statement contains information about each of the nominees for directors.
To ensure that your vote is represented at this important meeting, please sign, date and return the proxy card in the enclosed envelope as promptly as possible. As an alternative to using your paper proxy card to vote, you may also vote by telephone or over the Internet by following the instructions on your proxy card.

Sincerely,

Douglas N. Biddle
President and Chief Executive Officer
The date of this proxy statement is April [ ], 2009

Notice of Annual Meeting of Shareholders
Plumas Bancorp
To: The Shareholders of
Plumas Bancorp
Notice is hereby given that, pursuant to its Bylaws and the call of its Board of Directors, the annual meeting of shareholders of Plumas Bancorp will be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 20, 2009 at 10:30 a.m., for the purpose of considering and voting upon the following matters:
1.	Election of Directors. To elect nine (9) persons to serve as directors of the Bancorp until their successors are duly elected and qualified.
Douglas N. Biddle
William E. Elliott
John Flournoy
Robert J. McClintock
Daniel E. West
Alvin G. Blickenstaff
Gerald W. Fletcher
Arthur C. Grohs
Terrance J. Reeson
2.	Advisory Vote on Executive Compensation. To provide a non-binding advisory vote on the Company’s executive compensation.

3.	Transaction of Other Business. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 1, 2009 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the meeting.

Section 3.3 of the Bylaws of Plumas Bancorp sets forth the nomination procedure for nominations of directors. Section 3.3 provides:

Nominations of Directors. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition on bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the then chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

You are urged to vote in favor of the election of all of the nominees for directors and to vote “FOR” approval of a non-binding advisory vote on the Company’s executive compensation by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. As an alternative to using your paper proxy card to vote, you may also vote by telephone or over the Internet by following the instructions on your proxy card. If you do attend the meeting, you may then withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors

Dated: April [ ], 2009	Terrance J. Reeson, Vice Chairman and Secretary

Plumas Bancorp
Proxy Statement
Annual Meeting of Shareholders
May 20, 2009
Plumas Bancorp is providing this proxy statement to shareholders of Plumas Bancorp in connection with the annual meeting (the “Meeting”) of shareholders of Plumas Bancorp to be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 20, 2009 at 10:30 a.m. and at any and all adjournments thereof.
It is expected that Plumas Bancorp will mail this proxy statement and accompanying notice and form of proxy to shareholders on or about April [ ], 2009.
Shareholders may also view these proxy materials on the internet at http://materials.proxyvote.com/729273. The proxy materials on the internet include the notice of annual meeting of shareholders and this proxy statement.
Revocability of Proxies
A proxy for use at the meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, by filing with the Secretary of Plumas Bancorp an instrument revoking it, or a duly executed proxy bearing a later date. The Secretary of Plumas Bancorp is Terrance J. Reeson, and any revocation should be filed with him at Plumas Bancorp, 35 S. Lindan Avenue, Quincy, California 95971. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the meeting and elects to vote in person. Subject to such revocation or suspension, the proxy holders will vote all shares represented by a properly executed proxy received in time for the meeting in accordance with the instructions on the proxy. If no instruction is specified with regard to the matter to be acted upon, the proxy holders will vote the shares represented by the proxy “FOR” each of the nominees for directors and “FOR” approval of a non-binding advisory vote on the Company’s executive compensation. If any other matter is presented at the meeting, the proxy holders will vote in accordance with the recommendations of management.
Persons Making the Solicitation
The Board of Directors of Plumas Bancorp is soliciting proxies. Plumas Bancorp (the “Company”) will bear the expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the meeting. The Company contemplates that proxies will be solicited principally through the use of the mail, but officers, directors and employees of Plumas Bancorp may solicit proxies personally or by telephone, without receiving special compensation for the solicitation. Although there is no formal agreement to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, the Company may utilize the services of individuals or entities not regularly employed by Plumas Bancorp in connection with the solicitation of proxies, if management of the Company determines that this is advisable.

Voting Securities
Management of the Company has fixed April 1, 2009 as the record date for purposes of determining the shareholders entitled to notice of, and to vote at, the meeting. On April 1, 2009, there were [ ] shares of Plumas Bancorp’s common stock issued and outstanding. Each holder of Plumas Bancorp’s common stock will be entitled to one vote for each share of the Company’s common stock held of record on the books of Plumas Bancorp as of the record date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the meeting gives notice at the meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of Plumas Bancorp gives that notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with management’s recommendation.
The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.
Shareholdings of Certain Beneficial Owners and Management
Management of Plumas Bancorp knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of the Company’s common stock, except as set forth in the table below. The following table sets forth, as of March 17, 2009, the number and percentage of shares of Plumas Bancorp’s outstanding common stock beneficially owned, directly or indirectly, by principal shareholders, by each of the Company’s directors, the Chief Executive Officer (“CEO”) and the two other most highly compensated executive officers during 2008 and by the directors and executive officers of the Company as a group. The shares “beneficially owned” are determined under the Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 17, 2009. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned or acquirable by exercise of stock options. Management is not aware of any arrangements, which may result in a change of control of Plumas Bancorp.

	Amount and Nature of
Beneficial Owner	Beneficial Ownership (a)		Percent of Class (a)
Principal Shareholders that own 5% or more:

Cortopassi (b)	502,367		10.5

Directors and Named Executive Officers:

Douglas N. Biddle, President and CEO and Director	89,696	(1)	1.9
Robert T. Herr, EVP and Loan Administrator	28,050	(2)	*
Andrew J. Ryback, EVP and CFO	36,404	(3)	*
Daniel E. West, Director and Chairman of the Board	162,191	(4)	3.4
Terrance J. Reeson, Director, Vice Chairman of the Board and Secretary of the Board	193,343	(5)	4.0
Alvin G. Blickenstaff, Director	183,783	(6)	3.8
William E. Elliott, Director	78,160	(7)	1.6
Gerald W. Fletcher, Director	40,914	(8)	*
John Flournoy, Director	10,075	(9)	*
Arthur Grohs, Director	144,876	(10)	3.0
Robert J. McClintock	12,990	(11)	*

All 13 Directors and Executive Officers as a Group	696,492		14.1

*	Less than one percent

(a)
Includes 152,336 shares subject to options held by the directors and executive officers that were exercisable within 60 days of March 17, 2009. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and officers as a group, but not for the purpose of computing the percentage of class owned by any other person, including principal shareholders.

(b)
Two Cortopassi controlled entities have beneficial ownership over a total of 502,367 shares of Plumas Bancorp. The Cortopassi Family Trust owns 181,810 shares of Plumas Bancorp, while Cortopassi Partners, L.P. owns 320,557 shares of Plumas Bancorp. Dean A. Cortopassi is the Trustee of the Cortopassi Family Trust and is also President of San Tomo, Inc., the general partner of Cortopassi Partners, L.P. Mr. Cortopassi disclaims beneficial ownership of the shares held by Cortopassi Family Trust and Cortopassi Partners, L.P. except to the extent of his pecuniary or partnership interests therein. The address of the Limited Partnership is 11292 North Alpine Road, Stockton, California 95212.

(1)
Mr. Biddle has shared voting and investment powers as to 40,455 shares, sole voting and investment powers as to 9,679 shares and sole investment powers but no voting powers as to 4,979 shares. He also has 34,583 shares acquirable by exercise of stock options.

(2)	Mr. Herr has 28,050 shares acquirable by exercise of stock options.

(3)
Mr. Ryback has shared voting and investment powers as to 9,175 shares and sole investment powers but no voting powers as to 5,369 shares. He also has 21,860 shares acquirable by exercise of stock options.

(4)
Mr. West has sole voting and investment powers as to 7,125 shares, shared voting and investment powers as to 20,923 shares, sole voting powers but shared investment powers as to 16,794 shares and no voting or investment powers as to 3,637 shares. Mr. West, along with Messrs. Blickenstaff, Grohs and Reeson, are members of the Corporate Governance Committee and have shared voting powers as to 102,277 shares held by the Plumas Bank 401k Plan, of which beneficial ownership of 102,277 shares are disclaimed by Mr. West. He also has 11,435 shares acquirable by exercise of stock options.

(5)
Mr. Reeson has shared voting and investment powers as to 71,975 shares and sole voting and investing powers as to 7,656 shares. Mr. Reeson, along with Messrs. Blickenstaff, Grohs and West, are members of the Corporate Governance Committee and have shared voting powers as to 102,277 shares held by the Plumas Bank 401k Plan, of which beneficial ownership of 102,277 shares are disclaimed by Mr. Reeson. He also has 11,435 shares acquirable by exercise of stock options.

(6)
Mr. Blickenstaff has shared voting and investment powers as to 67,172 shares, sole voting and investing powers as to 5,673 shares and no voting or investment powers as to 2,851 shares. Mr. Blickenstaff, along with Messrs. Reeson, Grohs and West, are members of the Corporate Governance Committee and have shared voting powers as to 102,277 shares held by the Plumas Bank 401k Plan, of which beneficial ownership of 102,277 shares are disclaimed by Mr. Blickenstaff. He also has 5,810 shares acquirable by exercise of stock options.

(7)	Mr. Elliott has shared voting and investment powers as to 66,867 shares and sole voting and investment powers as to 10,543 shares. He also has 750 shares acquirable by exercise of stock options.

(8)	Mr. Fletcher has shared voting and investment powers as to 30,046 shares. He also has 10,868 shares acquirable by exercise of stock options.

(9)	Mr. Flournoy has sole voting and investment powers as to 7,450 shares and no voting or investment powers as to 375 shares. He also has 2,250 shares acquirable by exercise of stock options.

(10)
Mr. Grohs has shared voting and investment powers as to 30,593 shares and no voting or investment powers as to 571 shares. Mr. Grohs, along with Messrs. Reeson, Blickenstaff and West, are members of the Corporate Governance Committee and have shared voting powers as to 102,277 shares held by the Plumas Bank 401k Plan, of which beneficial ownership of 102,277 shares are disclaimed by Mr. Grohs. He also has 11,435 shares acquirable by exercise of stock options.

(11)	Mr. McClintock has sole voting and investment powers as to 12,990 shares.
Section 16(a) Beneficial Ownership Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires Plumas Bancorp’s directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required by SEC regulation to furnish the Bancorp with copies of all Section 16(a) forms they file.
Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its 2008 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company’s common stock failed to file, on a timely basis, reports required during or with respect to 2008 by Section 16(a) of the Securities Exchange Act of 1934, as amended, except for Mr. Elliott, who inadvertently failed to file one timely report on Form 4 with respect to one transaction.

Election of Directors
The persons named below, all of whom are current members of the Board of Directors (the “Board”), will be nominated for election as directors at the Meeting to serve until the 2010 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxy holders will be cast in such a manner as to effect the election of all 9 nominees, as appropriate. The 9 nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.
The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board for election as directors of Plumas Bancorp.

		Year First
Name and Title		Appointed
Other than Director	Age	Director	Principal Occupation During the Past Five Years
Douglas N. Biddle President and CEO	55	2005	President and CEO of Plumas Bancorp and Plumas Bank, Quincy, CA. Previously Executive Vice President and Chief Administrative Officer of Plumas Bancorp and Plumas Bank.

Daniel E. West Chairman of the Board	55	1997	President, Graeagle Land & Water Co., a land management company. President, Graeagle Water Co, a private water utility, Graeagle, CA.

Terrance J. Reeson Vice Chairman and Secretary of the Board	64	1984	Retired. Formerly with the U.S. Forestry Service, Quincy, CA.

Alvin G. Blickenstaff	73	1988	Farmer and Rancher, partner in Blickenstaff Ranch, Janesville, CA.

William E. Elliott	68	1987	Retired. Formerly President and CEO of Plumas Bancorp, Quincy, CA.

Gerald W. Fletcher	66	1988	Forest Products Wholesaler, Susanville, CA.

John Flournoy	64	2005	Rancher and Chief Financial Officer of Likely Land and Livestock Corporation. Likely, CA.

Arthur C. Grohs	72	1988	Retired. Former Retailer, Susanville, CA.

Robert J. McClintock	51	2008	Certified Public Accountant, co-owner of McClintock Accountancy Corporation, Tahoe City, CA.

All nominees will continue to serve if elected at the meeting until the 2010 annual meeting of shareholders and until their successors are elected and have been qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Plumas Bancorp acting within their capacities as such. There are no family relationships between any of the directors of Plumas Bancorp. No director of the Company serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.
The Board of Directors and Committees
During 2008, the Company’s Board of Directors met 12 times. None of Plumas Bancorp’s directors attended less than 75 percent of all Board of Directors’ meetings and committee meetings of which they were members. The Company does not have a policy requiring director attendance at its annual meeting. However, most directors attend the meeting as a matter of course. All current directors, with the exception of Mr. McClintock who joined the board subsequent to the 2008 annual meeting, attended the annual meeting of shareholders held in May 2008. The Board has established, among others, an Audit Committee and a Corporate Governance Committee and each of these committees have charters. Charters for each of these committees are available on the Company’s website www.plumasbank.com.
Shareholder Communication with the Board of Directors
If you wish to communicate with the Board of Directors you may send correspondence to the Corporate Secretary, Plumas Bancorp, 35 S. Lindan Avenue, Quincy, California 95971. The Corporate Secretary will submit your correspondence to the Board of Directors or the appropriate committee, as applicable.
Code of Ethics
The Board of Directors has adopted a code of business conduct and ethics for directors, officers (including Plumas Bancorp’s principal executive officer and principal financial officer) and financial personnel, known as the Corporate Governance Code of Ethics. This Code of Ethics Policy is available on Plumas Bancorp’s website at www.plumasbank.com. Shareholders may request a free copy of the Code of Ethics Policy from Plumas Bancorp, Ms. Elizabeth Kuipers, Investor Relations, 35 S. Lindan Avenue, Quincy, California 95971.
Director Independence
The Board has determined that each of the following non-employee directors is “independent” within the meaning of the listing standards and rules of NASDAQ.
Daniel E. West
Alvin G. Blickenstaff
John Flournoy
Robert J. McClintock
Terrance J. Reeson
Gerald W. Fletcher
Arthur C. Grohs

Audit Committee
Plumas Bancorp has an Audit Committee composed of Mr. Flournoy, Chairman and Messrs. Grohs, McClintock and Reeson. The Board has determined that each member of the Audit Committee meets the independence and experience requirements of the listing standards of NASDAQ and the Securities and Exchange Commission. The Board has also determined that Mr. Robert J. McClintock is qualified as an audit committee financial expert and that he has accounting or related financial management expertise, in each case in accordance with the rules of the Securities and Exchange Commission and NASDAQ’s listing standards.
The Audit Committee met seven times during 2008. The Audit Committee reviews all internal and external audits including the audit by Perry-Smith LLP, the Company’s independent auditor. The Audit Committee reports any significant findings of audits to the Board of Directors, and ensures that the Company’s internal audit plans are met, programs are carried out, and deficiencies and weaknesses, if any, are addressed. The Audit Committee meets regularly to discuss and review the overall audit plan. The Audit Committee’s policy is to pre-approve all recurring audit and non-audit services provided by the independent auditors through the use of engagement letters. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding all services provided by the independent auditors and fees associated with those services performed to date. Other than some ancillary tax accounting consulting services, the fees paid to the independent auditors in 2008 and 2007 were approved per the Audit Committee’s pre-approval policies.
Audit Committee Report
This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Plumas Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.
The Board of Directors and the Audit Committee has reviewed Plumas Bancorp’s audited financial statements and discussed such statements with management. The Audit Committee has discussed with Perry-Smith LLP, the Company’s independent auditors during the year 2008, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit and Finance Committees, as amended).
The Audit Committee received written disclosures and a letter from Perry-Smith LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services is compatible with the auditors’ independence.
Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that Plumas Bancorp’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.
THE AUDIT COMMITTEE:
John Flournoy, Chairman
Robert J. McClintock
Arthur C. Grohs
Terrance J. Reeson

Corporate Governance Committee
Plumas Bancorp has a Corporate Governance Committee which met five times during 2008. The Corporate Governance committee consists of Mr. Grohs, Chairman and Messrs. Blickenstaff, Reeson and West. The Board has determined that Messrs. Grohs, Blickenstaff, Reeson and West are “independent” within the meaning of the listing standards and rules of NASDAQ. The Corporate Governance committee provides assistance to the Board by identifying qualified individuals as prospective Board members, recommends to the Board the director nominees for election at the annual meeting of shareholders, nominates the Chairperson and Vice-Chairperson of the Board, oversees the annual review and evaluation of the performance of the Board and its committees and develops and recommends corporate governance guidelines to the Board of Directors.
During 2008 the Board transferred the duties and responsibilities of the Compensation Committee to the Corporate Governance Committee and eliminated the separate Compensation Committee. This expanded the responsibilities of the Corporate Governance Committee to include among other duties, to at least annually review, adjust (as necessary), and approve the Company’s directors’ compensation, including cash, equity or other compensation for service on the Board, any committee of the Board and as Chairperson of the Board or any committee of the Board, at least annually review, adjust (as necessary) and approve the Chief Executive Officer’s compensation, provide advice and consent to the Chief Executive Officer in the review and adjustment of executive officer compensation (other than the Chief Executive Officer), approve the compensation strategy for the Company’s employees, review and recommend for approval by the Board all equity-based compensation, including stock options and stock grants and approve other personnel matters, which are in excess of management’s authority.
The Corporate Governance Committee is also responsible for compliance with the Emergency Economic Stabilization Act with respect to the semi-annual review and certification of incentive compensation arrangements for the Chief Executive Officer and other senior executive officers to ensure that the senior executive officer incentive compensation arrangements do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company for the duration that the Company has funds from the United States Treasury under the Capital Purchase Program. The first such certification will be performed no latter than 90 days after January 30, 2009.
The Corporate Governance Committee has the authority, to the extent it deems necessary, to retain and terminate an outside compensation consultant to assist in the evaluation of director and executive officer compensation and benefits matters.

The Corporate Governance Committee does not have any written specific minimum qualifications or skills that the committee believes must be met by either a committee-recommended or a security holder-recommended candidate in order to serve on the Board. The Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the Corporate Governance Committee or the Board decided not to re-nominate a member for re-election, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Corporate Governance Committee considers the diversity and mix of the existing Board of Directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank, there is a strong preference for local directors), background, skills and employment experience. Among other things, when examining a specific candidate’s qualifications, the Corporate Governance Committee considers the candidate’s: ability to represent the best interest of the Company, existing relationships with the Company, interest in the affairs of the Company and its purpose, ability to fulfill director responsibilities, leadership skill, reputation within the Company’s community, community service, integrity, business judgment, ability to develop business for Plumas Bancorp and ability to work as a member of a team. All nominees to be considered at the Meeting were recommended by the Corporate Governance Committee.
The Corporate Governance Committee will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits as aforementioned. Any shareholder nominations proposed for consideration by the Board may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy and should be addressed to:
President
Plumas Bancorp
35 S. Lindan Avenue
Quincy, CA 95971
Non-Binding Advisory Vote on Executive Compensation
The Company has chosen to participate in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program. On January 30, 2009 the Company, issued to the United States Department of the Treasury (“Treasury”) 11,949 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”).
The American Recovery and Reinvestment Act of 2009 (the “ARRA”) more commonly known as the economic stimulus package, was signed into law on February 17, 2009. In addition to a wide variety of programs intended to stimulate the economy, ARRA imposes significant new requirements for and restrictions relating to the compensation arrangements of financial institutions that received government funds through TARP, including institutions like the Company that participated in the Capital Purchase Program prior to ARRA. These restrictions apply until a participant repays the financial assistance received through TARP.
One of the new requirements for any recipient of funds in the TARP is to provide an advisory vote on the compensation of executives, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to provide an advisory vote on the Company’s executive compensation as disclosed in this proxy statement through the following resolution:
“Resolved, that the shareholders approve the compensation of the Company’s executives, as described in the tabular and accompanying narrative disclosure regarding Named Executive Officer compensation in this Proxy Statement for its 2009 Annual Meeting.”
Because the vote is advisory, it will not be binding upon the Board of Directors, will not overrule any decision made by the Board of Directors, and will not create or imply any additional fiduciary duty on the Board of Directors. The Corporate Governance Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.
The Board of Directors believes that the Company’s executive compensation program is reasonable in comparison both to similar sized companies in the industry and to the performance of the Company during 2008. We also believe that the Company’s compensation program is effective in aligning the interests of the executives with the interests of the Company’s stockholders on a long-term basis and is appropriate.
Recommendation: The Board of Directors recommends a vote “FOR” approval of a non-binding advisory vote on executive compensation as described in this Proxy Statement.
Executive Officers
The following table sets forth information concerning executive officers of Plumas Bancorp and Plumas Bank:

Name	Age	Position and Principal Occupation for the Past Five Years
Douglas N. Biddle	55	President and Chief Executive Officer of Plumas Bancorp and Plumas Bank. Previously Executive Vice President and Chief Administrative Officer of Plumas Bancorp and Plumas Bank.

Monetta R. Dembosz	58	Executive Vice President and Operations Manager of Plumas Bank since February 2007. Previously Senior Vice President and Operations Manager of Plumas Bank.

Robert T. Herr	60	Executive Vice President and Loan Administrator of Plumas Bank.

B. J. North	58
Executive Vice President of Retail Banking, Marketing and Wealth Management of Plumas Bank since July 2008. Previously Chief Advancement Officer for Truckee Meadows Community College (2004 to 2008) and prior to that Sr. Vice President of Adagio Trust Company.

Andrew J. Ryback	43	Executive Vice President and Chief Financial Officer of Plumas Bancorp and Plumas Bank.

Executive Compensation
Summary Compensation Table

						Non-Equity
						Incentive	Nonqualified
				Stock	Option	Plan	Deferred	All Other
Name and Principal				Awards	Awards	Compensation	Compensation	Compensation
Position	Year	Salary	Bonus	(1)	(2)	(3)	Earnings	(4)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Douglas N. Biddle	2008	$235,000	$0	$0	$39,405	$0	$0	$10,194	$284,599
President and CEO	2007	$235,000	$0	$0	$34,637	$0	$0	$11,233	$280,870
of Plumas Bancorp
and Plumas Bank

Robert T. Herr	2008	$148,750	$0	$0	$19,665	$1,450	$0	$10,284	$180,149
EVP and Loan	2007	$145,000	$0	$0	$21,596	$6,960	$0	$16,552	$190,108
Administrator of
Plumas Bank

Andrew J. Ryback	2008	$148,750	$0	$0	$18,111	$1,450	$0	$4,444	$172,755
EVP and CFO of	2007	$142,500	$0	$0	$16,754	$6,240	$0	$6,374	$171,868
Plumas Bancorp and
Plumas Bank

(1)	The Company has not granted stock awards.

(2)
The amounts in column (f) reflect the dollar amount recognized for financial statement report purposes for the fiscal year end December 31, 2008, in accordance with FAS 123(R), of awards pursuant to the Company’s 2001 Stock Option Plan and thus include amounts from option awards granted prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2009.

(3)
The Company’s named executive officers participate in a bonus plan in which payments are determined based on the achievement of certain financial performance measures and on the achievement of certain company wide strategic project initiatives. Amounts in this column represent amounts earned in the year listed and paid in the following year under this plan. Mr. Biddle chose to forgo payment of the bonus he earned under the 2008 bonus plan.

(4)
The amounts in column (i) include tax gross-ups paid and accrued, premiums paid and accrued on life insurance policies, personal use of Company automobile and the Company’s contribution under Plumas Bank’s 401(k) Plan.

Douglas N. Biddle Employment Agreement
The Board of Directors of the Company entered into an employment agreement with Mr. Biddle dated February 18, 2009. This agreement has a one year term. Under this agreement Mr. Biddle’s initial base salary was set at $235,000 per year with future base salary increases to be granted at the sole discretion of the Board. Mr. Biddle is entitled to participate in any and all other employee benefits and plans existing or developed by the Company. The agreement includes payments and benefits in the case of a Change in Control of the Company or the termination of Mr. Biddle without cause. These amounts are described under the caption “Potential Payments upon Termination or Change of Control,” located in this proxy statement.

Non-Equity Incentive Plan
We provide annual incentive bonuses to pay our executives for performance. The 2008 incentive bonus plan was designed to drive achievement of our 2008 financial performance goals, and to promote the attainment of company-wide strategic project initiatives. For the year ended December 31, 2008, we established the annual corporate financial performance targets based on the following measures: net income of $4.4 million, basic earnings per share of $0.90, return on assets of 0.91%, and return on equity of 11.2%.
Company-wide strategic project initiatives were defined at the beginning of the year. These projects were designed by the Company’s Chief Executive Officer to support the Company’s business plan and were reviewed by the Company’s Compensation Committee. Each initiative must be completed by a specified date.
At the target performance level, the annual incentive bonus for executive officers including the Chief Executive Officer is based 80% on the achievement of corporate financial performance measures and 20% on the project initiatives. The Company establishes an annual target for each financial performance measure based on its confidential business plan and budget for the coming year. For 2008, performance below 95% of target on a corporate financial performance measure results in absence of an incentive payment based on that measure. Assuming all corporate financial performance goals are at the target performance level, Mr. Biddle would receive an incentive payment of 24% of his salary. As each financial performance measure exceeds target by 1% Mr. Biddle would receive an additional 0.4% of salary. Therefore, assuming the four financial performance measures exceed target by 5%, Mr. Biddle would receive an incentive payment of 32% of his salary. At the threshold amount of 95% of target, Mr. Biddle would receive an incentive bonus of 17% of his salary. Messrs. Herr and Ryback would receive a payment of 19.2% of salary based on corporate financial performance goals at target and 25.6% of salary assuming these goals exceed target by 5%.
In addition, for successful completion of each project initiative, Mr. Biddle can earn 2.5% of his salary up to a maximum of 10% of his salary and Messrs. Herr and Ryback can earn 2% of their salary for completion of each project up to a maximum of 8% of their salary. For purposes of bonus payments annual salary is calculated as of January 1, 2008.
The threshold level for the financial performance goals was not met during 2008 and therefore no bonus was payable under this portion of the plan. Based on the partial completion of one of four strategic projects the following bonus payments were earned: Mr. Herr: $1,450 (1% of base salary); Mr. Ryback: $1,450 (1% of base salary). Mr. Biddle earned a bonus of $2,938 (1.25% of base salary), however; he chose to forgo the payment of this bonus.
Until such time the Company no longer has outstanding any obligations for issuances under the Capital Purchase Program of the United States Treasury, the most highly compensated employee of the Company will not be entitled to any incentive compensation under the Non-Equity Incentive Plan or under any other incentive compensation arrangement other than restricted stock that meets certain conditions and incentive compensation that is grandfathered in a valid agreement entered into on or before February 11, 2009 between the Company and the executive.

Stock Option Awards
We consider equity compensation in the form of annual stock option awards an important component of our total compensation package because it helps align the interests of our executives to those of our shareholders and provides a significant retention benefit. During 2006 the Company’s shareholders approved an amendment and restatement of the Plumas Bank 2001 Stock Option Plan allowing restricted stock awards to employees. The Board approves all stock option and restricted stock grants.
Beginning on March 1, 2007 we began an annual process of granting stock options to all corporate officers of the Company. We chose at this time not to incorporate restricted stock into our equity-based compensation program, but may consider issuing restricted stock in the future. Options granted in the 2008 equity-based compensation program totaling 14,500 to Mr. Biddle and 5,900 to each of Messrs. Herr and Ryback.
We chose to make the annual grants during the first quarter of each year after financial results for the completed fiscal year have been publicly announced and after bonus incentive payments have been calculated. It is anticipated that future annual grants also will be made during the first quarter of the Company’s fiscal year. The Company makes grants of equity-based compensation only at fair market value of our stock at the time of grant. The exercise price of stock options is set at the closing stock price on the date of grant. All option grants have a maximum vesting period of five (5) years and expire no more than ten (10) years from the date of grant.
The Company incorporates the officer’s position level in the determination of the total value of the equity-based compensation to be included in the officer’s total compensation. The higher the officer level the more options/restricted stock that may be granted to the officer. Additional options may be granted to an individual based on outstanding achievement. This is consistent with the Company’s philosophy of rewarding those officers who have the most impact on our performance.
Post-Employment Benefits
We consider providing significant post-employment benefits in the form of providing salary continuation benefits to our executives as an important part of their total executive compensation to reward them for their service and loyalty to the Company. The Company has entered into salary continuation agreements with Messrs. Biddle, Herr and Ryback. The purpose of the salary continuation agreements is to provide special incentive to the experienced executive officer to continue employment with the Company on a long-term basis. The agreements provide the executive with salary continuation benefits of up to $62,000 per year for 15 years after retirement at age 65. In the event of death prior to retirement, the executive’s beneficiary will receive salary continuation benefits at a reduced amount depending on the length of service with the Company or the executive’s beneficiary is entitled to a portion of the death benefits pursuant to a split dollar agreement. In the event of disability wherein the executive does not continue employment with the Company, the executive is entitled to salary continuation benefits, at a reduced amount depending on the length of service with the Company, beginning at age 65 or on the date on which he is no longer entitled to disability benefits under the Company’s group disability insurance, whichever is earlier. If the executive terminates employment with the Company for a reason other than death or disability prior to the retirement age of 65, such person will be entitled to salary continuation benefits at a reduced amount depending on the length of service with the Company. The vesting of salary continuation benefits occurs at a rate that provides for a 90% vesting at age 60 and 2% per year for the next five years of service, for a total vesting of 100%. In the event of a change of control of the Company and the executive terminates employment with the Company or its successor within a period of 24 months after such change in control, then the executive may elect full vesting of his salary continuation payments and the payment of the salary continuation benefits beginning with the month following the month of termination, subject to the reduction of benefits if the benefits result in a limitation of deductibility of such benefits for the Company under Section 280G of the Internal Revenue Code. The salary continuation benefits are informally funded by single premium life insurance policies with the executive as the insured parties and the Company as the beneficiary of the policies.

The Company has entered into split dollar agreements with Messrs Biddle, Herr and Ryback. The purpose of the split dollar agreements is to provide special incentive for the executives to continue employment with the Company on a long-term basis. To accomplish this, the Company agrees to divide the net death proceeds of life insurance policies on the Executive’s life with the Executive’s beneficiary. The Company pays the taxes on the imputed income on the life insurance benefit provided to the Executive under the split dollar agreement.
During 2008 the split dollar and salary continuation agreements of Messrs. Biddle, Herr and Ryback were amended to insure compliance with section 409A of the Internal Revenue Code.
Perquisites
We offer a qualified 401(k) plan in which the named executive officers participate on the same terms as all other employees. Under the terms of the 401(k) plan, we match the first 3% on a dollar-for-dollar basis. In addition we offer medical, dental and vision plans under the same terms to all employees. Other perquisites and benefits, which do not represent a significant portion of the named executive’s total compensation, include for some of the executives a company provided automobile, company provided gasoline and maintenance, tax gross ups related to split dollar life insurance premiums, the payment of the executives’ portion of the split dollar insurance. These plans, and the contributions we make to them, provide an additional benefit to attract and retain executive officers of the Company.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards							Stock Awards
									Equity	Equity
				Equity					Incentive	Incentive
				Incentive Plan					Plan	Plan
				Awards:			Number		Awards:	Awards:
							of			Market or
							Shares			Payout
							or	Market	Number of	Value of
							Units	value of	Unearned	Unearned
	Number of		Number of	Number of			of	Shares or	Shares,	Shares,
	Securities		Securities	Securities			Stock	Units of	Units or	Units or
	Underlying		Underlying	Underlying			That	Stock	Other	Other
	Unexercised		Unexercised	Unexercised	Option	Option	Have	That Have	Rights That	Rights That
	Options (#)		Options (#)	Unearned	Exercise	Expiration	Not	Not	Have Not	Have Not
Name	Exercisable		Unexercisable	Options(#)	Price ($)	Date	Vested	Vested ($)	Vested	Vested ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Douglas N. Biddle	7,984	(1)	0		$10.75	12/18/2012
	5,625	(2)	0		$13.19	12/17/2013
	4,500	(3)	1,125		$14.19	12/15/2014
	6,425	(4)	19,275		$16.37	03/01/2015
	0	(5)	14,500	N/A	$12.40	02/20/2016	$0	$0	$0	$0
Robert T. Herr	11,250	(1)	0		$10.75	12/18/2012
	5,625	(2)	0		$13.19	12/17/2013
	4,500	(3)	1,125		$14.19	12/15/2014
	2,600	(4)	7,800		$16.37	03/01/2015
	0	(5)	5,900	N/A	$12.40	02/20/2016	$0	$0	$0	$0
Andrew J. Ryback	2,500	(6)	0		$5.43	10/17/2011
	5,625	(1)	0		$10.75	12/18/2012
	2,812	(2)	0		$13.19	12/17/2013
	2,400	(7)	600		$12.67	04/02/2014
	2,248	(3)	564		$14.19	12/15/2014
	2,600	(4)	7,800		$16.37	03/01/2015
	0	(5)	5,900	N/A	$12.40	02/20/2016	$0	$0	$0	$0

(1)	Options vest 20% per year beginning 12/18/2003

(2)	Options vest 20% per year beginning 12/17/2004

(3)	Options vest 20% per year beginning 12/15/2005

(4)	Options were granted 3/1/2007, have an eight year life and vest 25% per year beginning 3/01/2008

(5)	Options were granted 2/20/2008, have an eight year life and vest 25% per year beginning 2/20/2009

(6)	Options were fully vested on 06/21/2001

(7)	Options vest 20% per year beginning 04/02/2005
Potential Payments Upon Termination Or Change of Control
The following is a discussion of the payments that may come due to a named executive officer following a change of control or the termination of the named executive officer. Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment including all unused vacation pay and amounts vested through the Bank’s 401(k) Plan. Upon termination of employment, a named executive officer also has the right to exercise all vested stock options, unless their termination is for cause.
Under the Troubled Assets Relief Program of the Emergency Economic Stimulus Act of 2008 as amended by the American Recovery and Reinvestment Act of 2009 the Company is limited in its ability to make change of control, bonus or termination of employment payments described in this proxy statement to its most highly paid employee while the Series A Preferred Stock remains issued and outstanding to the Treasury.

Payments Made Upon a Change in Control
Salary Continuation Agreements: The Company has entered into salary continuation agreements with Messrs. Biddle, Herr and Ryback. The agreements provide the executive with salary continuation benefits of up to $62,000 per year for 15 years after retirement.
In the event of a change of control of the Company and the executive terminates employment with the Company or its successor within a period of 24 months after such change in control, then the executive may elect full vesting of his salary continuation payments and the payment of the salary continuation benefits beginning with the month following the month of termination, subject to the reduction of benefits if the benefits result in a limitation of deductibility of such benefits for the Company under Section 280G of the Internal Revenue Code.
Under the terms of these agreements a change in control is defined as a change in the ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer, as such change is defined in section 409A of the Internal Revenue Code and regulations thereunder.
Douglas N. Biddle Employment Agreement: Mr. Biddle entered into an employment agreement with the Company effective February 18, 2009. Under this agreement if a Change in Control occurs and if either (i) Mr. Biddle is not retained by the resulting corporation for a period of 24 months in a position comparable to that of an executive vice president of the resulting corporation or a position with the resulting corporation that is acceptable to Mr. Biddle, or (ii) the resulting company reduces Mr. Biddle’s base salary from Mr. Biddle’s base salary immediately prior to the Change in Control at any time during the 24 month period immediately following the consummation of the Change in Control Mr. Biddle is entitled to the following:
•	24 months of Mr. Biddle’s base salary, based on Mr. Biddle’s base salary just prior to the Change in Control. At December 31, 2008 Mr. Biddle’s base salary was $235,000 per year.

•	2 times the average annual bonus paid to Mr. Biddle over the most recent previous two complete calendar years. Mr. Biddle’s average annual bonus paid in 2008 and 2007 was $48,175.

•	All base salary and paid time off and other accrued benefits as of the date of Mr. Biddle’s termination (“Earned Compensation”).

•	Medical insurance coverage for Mr. Biddle and Mr. Biddle’s dependents for twenty four months. At December 31, 2008 the monthly cost of Mr. Biddle’s medical insurance coverage was $512.
The payment of salary, bonus and Earned Compensation is payable in a lump sum and is limited in amount by provisions imposed on the Company by Section 111 of the Emergency Economic Stabilization Act of 2008 and is limited to the amount deductible by the Company for federal income tax purposes under Section 280G of the Internal Revenue Code. In addition payment is conditioned on Mr. Biddle having executed a Separation Agreement and the revocation period having expired without Mr. Biddle having revoked the Separation Agreement.
Stock Option Agreements: Upon a change in control all stock options held by a named executive officer may vest and become exercisable.

Payments Made Upon Termination of Employment
Douglas N. Biddle Employment Agreement: Under Mr. Biddle’s employment agreement, in the event of Mr. Biddle’s termination “without cause”, as defined in the agreement, prior to February 18, 2010, he will receive a severance benefit equal to 12 months of base salary, based on Mr. Biddle’s base salary just prior to termination. The payment of salary is payable in a lump sum and is limited in amount by provisions imposed on the Company by Section 111 of the Emergency Economic Stabilization Act of 2008 and is limited to the amount deductible by the Company for federal income tax purposes under Section 280G of the Internal Revenue Code. In addition payment is conditioned on Mr. Biddle having executed a Separation Agreement and the revocation period having expired without Mr. Biddle having revoked the Separation Agreement. In addition, Mr. Biddle and his dependants will be provided medical insurance coverage at the Company’s expense for eighteen months following the date of termination without cause.
Compensation of Directors
Director Compensation: During 2008, non-employee Directors, except the Chairman, each received $2,100 per month for serving on the Plumas Bancorp’s and Plumas Bank’s Board of Directors and committees. The Chairman received $2,650 per month. Mr. Biddle does not receive any separate compensation for serving as a director.
Deferred Fee Agreements: The Company has entered into Deferred Fee Agreements with former board members Kehr and Watson. Messrs Kehr and Watson did not defer fees earned in 2008. The purpose of the Deferred Fee Agreements is to provide a board member an opportunity to defer his or her director fees as an incentive to continue service with the Company. The agreement provides for deferral of director fees to the earlier of an agreed upon distribution date or the termination of director services for any reason. The Company will accrue interest on all deferred director fees at an annual floating percentage rate of the current Wall Street Journal Prime Rate minus 1%. In the event of death prior to retirement, the beneficiary will receive full-deferred fee benefits. In the event of disability wherein the director does not continue service with the Company, the director is entitled to the full-deferred fee benefit accrued up to the point of director’s termination of service.
Non-Qualified Stock Options: Non-qualified stock options representing 1,000 shares with an exercise price of $12.40 per share were granted to each non-employee director on February 20, 2008. These options have an eight year life and vest 25% per year beginning February 20, 2009. The Company makes grants of non-qualified stock options only at fair market value of our stock at the time of grant. All option grants have a maximum vesting period of five (5) years and expire no more than ten (10) years from the date of grant. Upon a change in control all stock options held by directors may vest and become exercisable.

Director Emeritus Plans
Director Retirement Agreement: The Company has entered into Director Retirement (fee continuation) Agreements with its non-employee Directors excluding Messrs. Elliott and McClintock. Mr. Elliott retired as President and Chief Executive Officer of the Company during 2005 and is currently receiving benefits under his executive salary continuation agreement. The purpose of the fee continuation agreements is to provide a retirement benefit to the board members as an incentive to continue informal service with the Company. The agreement provides for fee continuation benefits of up to $10,000 per year with a term of 12 years after retirement with the exception of board member Flournoy whose agreement has a term of 15 years. In the event of death prior to retirement, the beneficiary will receive full fee continuation benefits, with the exception of Mr. Flournoy’s beneficiary who would be entitled to receive a lump sum payment of $30,000. In the event of disability wherein the director does not continue service with the Company, the director is entitled to fee continuation benefits, at a reduced amount depending on the length of service with the Company, beginning the month following termination of service. The agreements, with the exception of Mr. Flournoy’s agreement, allow for a Hardship Distribution under specified circumstances. Hardship Distributions are limited to the amount the Company had accrued under the terms of the agreement as of the day the director petitioned the Board to receive a Hardship Distribution. Upon a change in control the director is eligible to receive the full fee continuation benefits upon the director’s termination of service. The fee continuation benefits are informally funded by single premium life insurance policies. The directors are the insured parties and the Company is the beneficiary of the respective policies.
Post-Retirement Consulting Agreement: The Company has entered into Post-Retirement Consulting Agreements with its non-employee Directors with the exception of Messrs. Flournoy, Elliott and McClintock. The purpose of the Agreements is to provide consideration to the board members in exchange for consulting services after their retirement from the Board. The agreements provide for consulting fees of $10,000 per year for 3 years after retirement. In the event of death prior to completion of the consulting services, the beneficiary will receive death benefits equal to the remaining unpaid consulting fee benefits. In the event of disability wherein the retired director is unable to continue consulting services with the Company, the Company may terminate the director’s post-retirement consulting services. If the retired director voluntarily terminates his or her consulting services for other than good reason or if the Company terminates the director’s post-retirement consulting services for cause, the Post-Retirement Consulting Agreement shall terminate.

The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2008.
Director Compensation Table

	Fees				Nonqualified
	Earned		Option	Non-Equity	Deferred
	or Paid	Stock	Awards	Incentive Plan	Compensation	All Other
Name	in Cash	Awards	($) (1)	Compensation	Earnings	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Daniel E. West	$31,800	N/A	$4,661	N/A	N/A	$0	$36,461

Terrance J. Reeson	$25,200	N/A	$4,661	N/A	N/A	$0	$29,861

Alvin G. Blickenstaff	$25,200	N/A	$4,661	N/A	N/A	$0	$29,861

William E. Elliott	$25,200	N/A	$10,901	N/A	N/A	$0	$36,101

Gerald W. Fletcher	$25,200	N/A	$4,661	N/A	N/A	$0	$29,861

John Flournoy	$25,200	N/A	$3,817	N/A	N/A	$0	$29,017

Arthur Grohs	$25,200	N/A	$4,661	N/A	N/A	$0	$29,861

Robert J. McClintock (2)	$10,500	N/A	N/A	N/A	N/A	$0	$10,500

Jerry V. Kehr (3)	$25,200	N/A	$4,661	N/A	$0	$0	$29,861

Thomas Watson (4)	$21,000	N/A	$4,661	N/A	$0	$0	$25,661

(1)
The amounts in column (d) reflect the dollar amount recognized for financial statement report purposes for the fiscal year end December 31, 2008, in accordance with FAS 123(R), of awards pursuant to the Company’s 2001 Stock Option Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2009. As of December 31, 2008 each Director has the following number of options outstanding (total options outstanding include both options that are exercisable at December 31, 2008 and options that may become exercisable in the future): Daniel West: 13,249; Terrance Reeson: 13,249; Alvin Blickenstaff: 7,624; William Elliott: 2,000; Gerald Fletcher: 12,682; John Flournoy: 4,500; Arthur Grohs: 13,249; Jerry Kehr: 13,249; Thomas Watson: 15,436.

(2)	Mr. McClintock was appointed to the Board effective August 20, 2008.

(3)	Mr. Kehr retired from the Board effective December 31, 2008.

(4)	Mr. Watson resigned from the Board on October 6, 2008.

Independent Accountants
The firm of Perry-Smith LLP served as certified independent public accountants for Plumas Bancorp with respect to the year 2008, and Perry-Smith LLP has been appointed as the Company’s certified independent public accountants for 2009. The Company’s Board of Directors has determined the firm of Perry-Smith LLP to be fully independent of the operations of Plumas Bancorp.
Aggregate fees billed by Perry-Smith LLP to Plumas Bancorp and the percentage of those fees that were pre-approved by the Company’s Audit Committee for the years ended 2008 and 2007 are as follows:

		Percentage		Percentage
		Pre-		Pre-
	2008	Approved	2007	Approved
Audit fees	$204,000	100%	$213,000	100%
Audit-related fees	15,000	100%	15,000	100%
Tax fees	21,000	100%	21,000	100%

Total fees	$240,000	100%	$249,000	100%

The Audit Committee of the Bancorp has considered the provision of nonaudit services provided by Perry-Smith LLP to be compatible with maintaining the independence of Perry-Smith LLP.
Perry-Smith LLP audited Plumas Bancorp’s financial statements for the year ended December 31, 2008. It is anticipated that a representative of Perry-Smith LLP will be present at the annual meeting of shareholders and will be available to respond to appropriate questions from shareholders at the meeting.
Shareholder Proposals
Shareholder proposals to be submitted for presentation at the 2010 annual meeting of shareholders of Plumas Bancorp must be received by Plumas Bancorp no later than December 31, 2009. Shareholder proposals should be addressed to Mr. Douglas N. Biddle at Plumas Bancorp, 35 S. Lindan Avenue, Quincy, California 95971. Shareholder proposals, which are not contained in the proxy statement, SEC rules specify that certain requirements in the bylaws of Plumas Bancorp be satisfied. The bylaws require that any shareholder wishing to make a nomination for director give advance notice of the nomination which shall be delivered or mailed to the President of Plumas Bancorp by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholder; provided, however, that if only 10 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President not later than the time fixed in the notice of the meeting for the opening of the meeting.

Certain Transactions
Some of the directors and executive officers of Plumas Bancorp and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Plumas Bancorp in the ordinary course of the Company’s business, and Plumas Bancorp expects to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and in the opinion of management did not involve more than a normal risk of collectibility or present other unfavorable features.
Other Matters
Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.
Available Information
Plumas Bancorp’s common stock is registered under the Securities Exchange Act of 1934 and as a result the Company is required to file annual reports, quarterly reports and other periodic filings with the Securities and Exchange Commission (the “SEC”) and are posted and are available at no cost on the Company’s website, www.plumasbank.com, as soon as reasonably practicable after Plumas Bancorp files such documents with the SEC. These reports and filings are also available for inspection and/or printing at no cost through the SEC website, www.sec.gov. In addition, regulatory report data for both Plumas Bancorp and Plumas Bank are available for inspection and/or printing at no cost through the Federal Financial Institutions Examination Council’s (the “FFIEC”) Website, www.ffiec.gov and the Federal Deposit Insurance Corporation’s (the “FDIC”) Website, www.fdic.gov, respectively.
Shareholders may request a free copy of Plumas Bancorp’s 10-K by writing to Ms. Elizabeth Kuipers, Investor Relations, 35 S. Lindan Avenue, Quincy, California 95971 or by telephoning her at (530) 283-7305.

PLUMAS BANCORP 35 S. LINDAN AVENUE QUINCY, CA 95971
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M11622	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

PLUMAS BANCORP		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except

Vote On Directors
1.	Election of nine (9) persons to be directors.	☐	☐	☐

Director Nominees: 01) Douglas N. Biddle, 02) Alvin G. Blickenstaff, 03) William E. Elliott, 04) Gerald W. Fletcher, 05) John Flournoy, 06) Arthur C. Grohs, 07) Terrance J. Reeson, 08) Robert J. McClintock, and 09) Daniel E. West

Vote On Proposal				For	Against	Abstain

2.	The approval of a non-binding vote on executive compensation, as more fully described in the accompanying Proxy Statement.			☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE BANCORP A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

(Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M11623

PROXY
PLUMAS BANCORP
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. Arthur C. Grohs, Daniel E. West and Terrance J. Reeson, as proxies, with full power of substitution, to represent, vote and act, as designated on the reverse side, with respect to all shares of common stock of Plumas Bancorp (the “Bancorp”) which the undersigned would be entitled to vote at the meeting of shareholders to be held on May 20, 2009 at 10:30 a.m., at the Plumas Bank Credit Administration building located at 32 Central Avenue, Quincy, California or any adjournments thereof, with all the powers the undersigned would possess if personally present.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ON THIS PROXY FOR DIRECTOR AND “FOR” APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION. The Proxy confers authority to vote and shall be voted in accordance with such recommendations unless contrary instructions are indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instructions. IF NO INSTRUCTIONS ARE SPECIFIED WITH RESPECT TO THE MATTERS TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
PLEASE SIGN AND DATE ON THE OTHER SIDE